Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Great Western Bancorp, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2015 as filed with the Securities and Exchange Commission on August 14, 2015 (the “10-Q”) and the amendment on Form 10-Q/A to the 10-Q as filed with the Securities and Exchange Commission on the date hereof (the “10-Q/A” and, together with the 10-Q, the “Report”), I, Ken Karels, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 18, 2015	By:	/s/ Ken Karels
	Name:	Ken Karels
	Title:	President and Chief Executive Officer

SC1:3928462.2